EXHIBIT 10.254


                    AMENDMENT NUMBER 3 TO PURCHASE AGREEMENT
                                     BETWEEN
            PHARMACEUTICAL ROYALTIES INTERNATIONAL (CAYMAN) LTD. AND
                                       AND
                       LIGAND PHARMACEUTICALS INCORPORATED


     THIS AMENDMENT TO PURCHASE AGREEMENT (the "AMENDMENT") is made and entered into on this 30th day of December, 2002 by and between Pharmaceutical Royalties International (Cayman) Ltd. ("BUYER") and Ligand Pharmaceuticals Incorporated ("SELLER").

     WHEREAS, Seller and Buyer are parties to that certain Purchase Agreement dated as of March 6, 2002, as amended on each of July 29, 2002 and December 23, 2002 (the "PURCHASE AGREEMENT"), pursuant to which Seller agreed, subject to the terms thereof, to sell, transfer, assign and deliver to Buyer the right to receive from Seller the Applicable Percentage of the AHP Net Sales and the Applicable Percentage of the Pfizer Net Sales;

     WHEREAS, Seller and Buyer wish to further amend the Purchase Agreement to revise the grant of options from Seller to Buyer to acquire rights to receive additional percentages of both AHP Net Sales and Pfizer Net Sales;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment and in the Purchase Agreement, and pursuant to
Section 8.02(a) of the Purchase Agreement, Seller and Buyer do hereby amend the Purchase Agreement, as follows:

     1. Section 2.02(a) is hereby amended by deleting it in its entirety and replacing it with the following:

     "2.02 OPTIONS. (a) Seller hereby grants to Buyer the following options, each exercisable at Buyer's sole discretion, to acquire rights to receive additional percentages of both AHP Net Sales and Pfizer Net Sales on the same terms as described above in Section 2.01(a). For clarity, such options may be exercised only for additional percentages of both AHP Net Sales and Pfizer Net Sales. Payment of the Option Exercise Price specified below represents payment for the additional percentages of both the AHP Net Sales and the Pfizer Net Sales.

------------------------- -------------------------- ------------------------- ---------------------------
  NOTICE DATE (EACH, A     EXERCISE DATE (EACH, AN        EXERCISE PRICE        ADDITIONAL PERCENTAGE OF
     "NOTICE DATE")           "EXERCISE DATE")          (EACH, AN "OPTION        BOTH AHP NET SALES AND
                                                         EXERCISE PRICE")           PFIZER NET SALES
------------------------- -------------------------- ------------------------- ---------------------------
May 1, 2002               May 15, 2002                         $3,000,000                0.125%
------------------------- -------------------------- ------------------------- ---------------------------
September 20, 2002        September 30, 2002                   $3,500,000                0.125%
------------------------- -------------------------- ------------------------- ---------------------------
December 30, 2002*        December 31, 2002*                          ***              ***
------------------------- -------------------------- ------------------------- ---------------------------
September 15, 2003        September 30, 2003                  $12,500,000                0.250%
------------------------- -------------------------- ------------------------- ---------------------------
December 1, 2003          December 31, 2003                           ***              ***
------------------------- -------------------------- ------------------------- ---------------------------
March 16, 2004            March 31, 2004                      $16,000,000                0.250%
------------------------- -------------------------- ------------------------- ---------------------------
May 17, 2004              May 31, 2004                        $10,500,000                0.125%
------------------------- -------------------------- ------------------------- ---------------------------



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    Confidential Treatment and filed separately with the Commission

* With respect to this option only, the following terms shall apply notwithstanding anything to the contrary contained elsewhere in this Agreement:

         If Buyer desires to exercise this option, Buyer shall give written notice (the "December 2002 Exercise Notice") to Seller at any time from the date which is 30 days prior to the applicable Notice Date up to and including 7:00 p.m. (New York City time) on such Notice Date. If Buyer delivers such December 2002 Exercise Notice, then:

         (i) unless by 9:00 p.m. (New York City time) on such Notice Date Seller delivers to Buyer an Exception Notice, Seller shall be deemed to have represented and warranted to Buyer that, as of the applicable Exercise Date, all of Seller's representations and warranties contained herein are true and correct in all material respects on and as of such Exercise Date as if made on such Exercise Date; and

         (ii) on such Exercise Date Buyer shall pay to Seller two-thirds (2/3) of the applicable Option Exercise Price; the remaining one-third (1/3) of such Option Exercise Price will be due and payable on the date that is one hundred twenty (120) days after such Exercise Date."

     2. Sections 5.01(a) and (b) of the Purchase Agreement are hereby amended by deleting all references to "1.25%" therein and replacing such references with "*** (or, in the event that an Exercise Date expires without Buyer having exercised the corresponding option thereto, *** less the additional percentage of such corresponding option not exercised)".

     3. REPRESENTATIONS AND WARRANTIES. Seller hereby makes the representations and warranties made to Buyer in Sections 3.01, 3.02, 3.03 and 3.04 of the Purchase Agreement with respect to this Amendment to the same extent made in the Purchase Agreement with respect to such Purchase Agreement.

     4. DEFINITIONS. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

     5. GOVERNING LAW. This Amendment shall be governed construed in accordance with and governed by the law of the State of New York.

     6. ENTIRE AGREEMENT. The Purchase Agreement, as amended hereby, constitutes the full and entire understanding between the parties regarding the subject matter herein. Except as otherwise expressly provided herein, the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     7. FULL FORCE AND EFFECT. Except as amended hereby, the Purchase Agreement shall remain in full force and effect.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission

     8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

     9. CAPTIONS. The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.


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


         IN WITNESS WHEREOF, the parties hereof have caused this Amendment to be duly executed and delivered as a deed by their respective authorized officers of the day and year first written above.


LIGAND PHARMACEUTICALS INCORPORATED

By:      /S/DAVID E. ROBINSON

Name:    ________________________________

Title:   ________________________________

By:      /S/WARNER R. BROADDUS

Name:    Warner R. Broaddus

Title:   VP & General Counsel



PHARMACEUTICAL ROYALTIES INTERNATIONAL (CAYMAN) LTD.

By:      /S/DAVID MADDEN

Name: D. Madden

Title:   Director